Tompkins Financial Corporation - Form 8K

EXHIBIT 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Francis M. Fetsko, Executive VP, CFO & COO

Tompkins Financial Corporation (888)503-5753

For Immediate Release

Friday, April 24, 2015

Tompkins Financial Corporation Reports First Quarter Earnings

ITHACA, NY – Tompkins Financial Corporation (NYSEMKT: TMP)

Tompkins Financial Corporation reported net income and earnings per share that were in line with the same period last year. Net income was $12.7 million for the first quarter of 2015, compared to $12.6 million for the first quarter of 2014. Diluted earnings per share were $0.84 for the first quarter of 2015, unchanged from the same period last year.

President and CEO, Stephen S. Romaine said “We saw positive trends for business growth during the first quarter with loan and deposit levels both up from the same period last year, and from the most recent prior quarter. At the same time, our already excellent asset quality improved further, as we saw a decline in nonperforming assets and net recoveries during the period.”

fIRST QUARTER Selected highlights:

▪	Net interest income of $41.2 million was up 3.0% from the same period last year.

▪	Total loans of $3.4 billion were up 7.0% over the same period in 2014.

▪	Credit quality improved with non-performing assets representing 0.49% of total assets, which is the lowest this percentage has been over the past 24 quarters, and remains well below the most recent peer average of 1.24% reported by the Federal Reserve.[1]

▪	Annualized return on average equity was 10.35% for the quarter ended March 31, 2015, compared to 10.88% for the same period in 2014.

▪	Tangible book value per share is up 7.9% from the first quarter of 2014. Refer to Non-GAAP disclosure for additional details on tangible book value per share.

NET INTEREST INCOME

Net interest income of $41.2 million for the first quarter of 2015 increased 3.0% compared to the same period in 2014, and was down 1.1% from the fourth quarter of 2014. The fourth quarter included higher interest income related to interest collected on the payoff of a nonaccrual loan and a higher level of purchase accounting accretion related to loans paid off during the fourth quarter of 2014. Although net interest margin declined from 3.53% in the fourth quarter of 2014, to 3.45% in the first quarter of 2015, the impact of the margin decline on net interest income was largely offset by $205.8 million growth in average loans during in the first quarter.

NONINTEREST INCOME

Noninterest income was $17.6 million for the first quarter of 2015, which reflects an increase of 1.2% over the same period last year and a decline of 2.3% from the fourth quarter of 2014. The decline from the prior quarter is primarily the result of higher gains on the sale of other real estate owned (OREO) in the fourth quarter of 2014. Fee based revenue related to insurance and deposit fees were up from the same quarter last year, while fees related to wealth management services were flat.

NONINTEREST EXPENSE

Noninterest expense was $39.7 million for the first quarter of 2015, up 3.9% compared to March 31, 2014, and up 1.7% from the fourth quarter of 2014. The increase in noninterest expense compared to the same period prior year is mainly a result of higher salary and wages expense.

ASSET QUALITY

Asset quality trends improved in nearly all categories during the quarter. Substandard and Special Mention loans declined by $45.8 million from the same period last year, and by $2.7 million from the previous quarter. The percentage of nonperforming assets to total assets improved to 0.49% at March 31, 2015, compared to 0.81% at March 31, 2014.

Provision for loan and lease losses was $209,000 for the first quarter of 2015, which was an improvement from the $743,000 for the first quarter of 2014. The Company reported net loan and lease recoveries of $279,000 in the first quarter of 2015, compared to net charge-offs of $699,000 in the first quarter of 2014.

The Company’s allowance for originated loan and lease losses totaled $28.7 million at March 31, 2015, which represented 0.99% of total originated loans, compared to 1.04% at March 31, 2014 and 0.99% at year-end 2014. The allowance for loan and lease losses covered 145.11% of nonperforming loans and leases as of March 31, 2015, compared to 78.88% at March 31, 2014 and 128.43% at year-end 2014.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. Tier 1 capital to average assets of 8.85% is up from 8.68% at March 31, 2014. The ratio of tangible common equity to tangible assets (refer to Non-GAAP disclosures) improved to 7.57%, up from 7.40% a year earlier.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, The Bank of Castile, Mahopac Bank, VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See “Tompkins Financial Corporation - Summary Financial Data (Unaudited)” tables for Non-GAAP related calculations.

“Safe Harbor” Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	03/31/2015	12/31/2014

Cash and noninterest bearing balances due from banks	$62,017	$53,921
Interest bearing balances due from banks	1,979	2,149
Cash and Cash Equivalents	63,996	56,070

Trading securities, at fair value	8,605	8,992
Available-for-sale securities, at fair value (amortized cost of $1,436,118 at March 31,
2015 and $1,397,458 at December 31, 2014)	1,449,926	1,402,236
Held-to-maturity securities, at amortized cost (fair value of $99,258 at March 31, 2015
and $89,036 at December 31, 2014)	97,066	88,168
Originated loans and leases, net of unearned income and deferred costs and fees	2,898,533	2,839,974
Acquired loans and leases, covered	16,768	19,319
Acquired loans and leases, non-covered	512,256	533,995
Less: Allowance for loan and lease losses	29,485	28,997
Net Loans and Leases	3,398,072	3,364,291

FDIC indemnification asset	1,318	1,903
Federal Home Loan Bank stock	21,035	21,259
Bank premises and equipment, net	59,650	59,800
Corporate owned life insurance	74,339	73,725
Goodwill	92,243	92,243
Other intangible assets, net	14,110	14,649
Accrued interest and other assets	77,173	86,225
Total Assets	$5,357,533	$5,269,561

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,398,201	2,247,708
Time	916,975	898,081
Noninterest bearing	967,590	1,023,365
Total Deposits	4,282,766	4,169,154

Federal funds purchased and securities sold under agreements to repurchase	135,769	147,037
Other borrowings, including certain amounts at fair value of $10,920 at March 31, 2015
and $10,961 at December 31, 2014	330,850	356,541
Trust preferred debentures	37,380	37,337
Other liabilities	66,472	69,909
Total Liabilities	$4,853,237	$4,779,978

EQUITY
Tompkins Financial Corporation shareholders’ equity:
Common Stock – par value $.10 per share: Authorized 25,000,000 shares; Issued:
14,997,989 at March 31, 2015; and 14,931,354 at December 31, 2014	1,500	1,493
Additional paid-in capital	352,096	348,889
Retained earnings	170,854	165,160
Accumulated other comprehensive loss	(18,262)	(24,011)
Treasury stock, at cost – 109,098 shares at March 31, 2015, and 111,436 shares
at December 31, 2014	(3,377)	(3,400)

Total Tompkins Financial Corporation Shareholders’ Equity	502,811	488,131
Noncontrolling interests	1,485	1,452
Total Equity	$504,296	$489,583
Total Liabilities and Equity	$5,357,533	$5,269,561

See notes to consolidated financial statements

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
	Three Months Ended
(In thousands, except per share data) (Unaudited)	03/31/2015	03/31/2014
INTEREST AND DIVIDEND INCOME
Loans	$37,376	$36,954
Due from banks	1	1
Trading securities	94	112
Available-for-sale securities	7,814	7,936
Held-to-maturity securities	596	152
Federal Home Loan Bank stock and Federal Reserve Bank stock	347	210
Total Interest and Dividend Income	46,228	45,365
INTEREST EXPENSE
Time certificates of deposits of $100,000 or more	906	952
Other deposits	1,715	1,790
Federal funds purchased and securities sold under agreements to
repurchase	670	817
Trust preferred debentures	570	570
Other borrowings	1,139	1,209
Total Interest Expense	5,000	5,338
Net Interest Income	41,228	40,027
Less: Provision for loan and lease losses	209	743
Net Interest Income After Provision for Loan and Lease Losses	41,019	39,284
NONINTEREST INCOME
Insurance commissions and fees	7,370	7,257
Investment services income	4,007	4,010
Service charges on deposit accounts	2,157	2,116
Card services income	1,818	2,112
Mark-to-market loss on trading securities	(63)	(59)
Mark-to-market gain on liabilities held at fair value	41	65
Other income	2,026	1,839
Gain on sale of available-for-sale securities	290	94
Total Noninterest Income	17,646	17,434
NONINTEREST EXPENSES
Salaries and wages	17,568	16,646
Pension and other employee benefits	5,994	6,045
Net occupancy expense of premises	3,339	3,260
Furniture and fixture expense	1,450	1,337
FDIC insurance	741	811
Amortization of intangible assets	507	527
Other operating expense	10,093	9,584
Total Noninterest Expenses	39,692	38,210
Income Before Income Tax Expense	18,973	18,508
Income Tax Expense	6,260	5,906
Net Income Attributable to Noncontrolling Interests and Tompkins Financial Corporation	12,713	12,602
Less: Net income attributable to noncontrolling interests	33	33
Net Income Attributable to Tompkins Financial Corporation	$12,680	$12,569
Basic Earnings Per Share	$0.85	$0.85
Diluted Earnings Per Share	$0.84	$0.84

See notes to consolidated financial statements

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Year-to-Date Period Ended			Year-to-Date Period Ended
	March 31, 2015			March 31, 2014

	Average			Average
	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$1,388	$1	0.29%	$1,026	$1	0.40%
Securities (4)
U.S. Government securities	1,435,574	7,853	2.22%	1,284,771	7,373	2.33%
Trading securities	8,858	94	4.30%	10,832	112	4.19%
State and municipal (5)	88,304	870	4.00%	88,037	1,109	5.11%
Other securities (5)	3,764	30	3.23%	5,194	44	3.44%
Total securities	1,536,500	8,847	2.34%	1,388,834	8,638	2.52%
FHLBNY and FRB stock	20,765	347	6.78%	20,137	210	4.23%

Total loans and leases, net of unearned income (5)(6)	3,398,319	37,954	4.53%	3,192,520	37,399	4.75%
Total interest-earning assets	4,956,972	47,149	3.86%	4,602,517	46,248	4.08%

Other assets	358,030			379,516

Total assets	5,315,002			4,982,033

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,348,973	990	0.17%	2,287,871	1,097	0.19%
Time deposits	905,981	1,631	0.73%	888,474	1,645	0.75%
Total interest-bearing deposits	3,254,954	2,621	0.33%	3,176,345	2,742	0.35%

Federal funds purchased & securities sold under
agreements to repurchase	142,359	670	1.91%	162,348	817	2.04%
Other borrowings	347,690	1,139	1.33%	248,678	1,209	1.97%
Trust preferred debentures	37,352	570	6.19%	37,184	570	6.22%
Total interest-bearing liabilities	3,782,355	5,000	0.54%	3,624,555	5,338	0.60%

Noninterest bearing deposits	973,212			834,864
Accrued expenses and other liabilities	62,388			54,099
Total liabilities	4,817,955			4,513,518

Tompkins Financial Corporation Shareholders’ equity	495,579			467,048
Noncontrolling interest	1,468			1,467
Total equity	497,047			468,515

Total liabilities and equity	$5,315,002			$4,982,033
Interest rate spread			3.32%			3.48%
Net interest income/margin on earning assets		42,149	3.45%		40,910	3.60%

Tax Equivalent Adjustment		(921)			(883)

Net interest income per consolidated financial statements		$41,228			$40,027

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Mar-15	Dec-14	Sep-14	Jun-14	Mar-14	Dec-14

Period End Balance Sheet
Securities	$1,555,597	$1,499,396	$1,431,837	$1,420,226	$1,408,918	$1,499,396
Originated loans and leases, net of unearned income and deferred costs and fees (2)	2,898,533	2,839,974	2,674,971	2,610,289	2,555,522	2,839,974
Acquired loans and leases (3)	529,024	553,314	582,498	618,679	648,690	553,314
Allowance for loan and lease losses	29,485	28,997	27,786	27,517	28,014	28,997
Total assets	5,357,533	5,269,561	5,090,919	5,057,821	5,041,800	5,269,561
Total deposits	4,282,766	4,169,154	4,212,860	4,044,389	4,105,170	4,169,154
Federal funds purchased and securities sold under agreements to repurchase	135,769	147,037	128,368	144,796	158,794	147,037
Other borrowings	330,850	356,541	166,509	287,158	214,616	356,541
Trust preferred debentures	37,380	37,337	37,298	37,254	37,211	37,337
Total common equity	502,811	488,131	489,060	487,720	472,337	488,131
Total equity	504,296	489,583	490,611	489,237	473,822	489,583

Average Balance Sheet
Average earning assets	$4,956,972	$4,799,027	$4,695,860	$4,666,722	$4,602,517	$4,691,582
Average assets	5,315,002	5,193,347	5,058,608	5,030,395	4,982,033	5,066,655
Average interest-bearing liabilities	3,782,355	3,668,311	3,587,673	3,620,130	3,624,555	3,625,184
Average equity	497,047	495,531	489,920	480,063	468,515	483,599

Share data
Weighted average shares outstanding (basic)	14,701,397	14,639,631	14,711,709	14,709,881	14,644,548	14,676,622
Weighted average shares outstanding (diluted)	14,837,935	14,765,855	14,795,343	14,821,191	14,775,386	14,789,624
Period-end shares outstanding	14,962,079	14,895,444	14,794,092	14,853,439	14,829,007	14,895,444
Common equity book value per share	$33.61	$32.77	$33.06	$32.84	$31.85	$32.77
Tangible book value per share (Non-GAAP)	$26.56	$25.66	$25.87	$25.65	$24.62	$25.66

Income Statement
Net interest income	$41,228	$41,692	$41,575	$40,516	$40,027	$163,810
Provision (Credit) for loan/lease losses	209	1,555	(59)	67	743	2,306
Noninterest income	17,646	18,056	17,555	17,720	17,434	70,765
Noninterest expense	39,692	39,018	38,537	38,928	38,210	154,693
Income tax expense	6,260	6,453	6,897	6,148	5,906	25,404
Net income attributable to Tompkins Financial Corporation	12,680	12,689	13,722	13,061	12,569	52,041
Noncontrolling interests	33	33	33	32	33	131
Basic earnings per share (9)	$0.85	$0.86	$0.92	$0.88	$0.85	$3.51
Diluted earnings per share (9)	$0.84	$0.85	$0.92	$0.87	$0.84	$3.48

Nonperforming Assets
Originated nonaccrual loans and leases	$13,811	$14,299	$16,319	$16,918	$26,974	$14,299
Acquired nonaccrual loans and leases	4,683	4,729	4,998	5,907	6,936	4,729
Originated loans and leases 90 days past due and accruing	236	106	395	543	339	106
Troubled debt restructurings not included above	1,589	3,444	3,800	3,327	1,266	3,444
Total nonperforming loans and leases	20,319	22,578	25,512	26,695	35,515	22,578
OREO (8)	5,816	5,683	6,533	6,795	5,351	5,683
Total nonperforming assets	$26,135	$28,261	$32,045	$33,490	$40,866	$28,261

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued
		Quarter-Ended									Year-Ended
Delinquency - Originated loan and lease portfolio		Mar-15		Dec-14		Sep-14		Jun-14		Mar-14		Dec-14
Loans and leases 30-89 days past due and
accruing (2)		$2,438		$6,849		$3,811		$5,221		$5,660		$6,849
Loans and leases 90 days past due and accruing (2)		236		106		395		543		339		106
Total originated loans and leases past due and accruing (2)		2,674		6,955		4,206		5,764		5,999		6,955

Delinquency - Acquired loan and lease portfolio
Covered loans and leases 30-89 days past due and accruing (3)(7)		$547		$533		$0		$0		$635		$533
Covered loans and leases 90 days or more past
due and accruing (3)(7)		682		914		1,149		904		1,135		914
Non-covered loans and leases 30-89 days past
due and accruing (3)(7)		2,546		1,186		736		1,620		2,293		1,186
Non-covered loans and leases 90 days past
due and accruing (3)(7)		2,811		2,614		3,171		3,048		3,746		2,614
Total acquired loans and leases past due and accruing		6,586		5,247		5,056		5,572		7,809		5,247
Total loans and leases past due and accruing		$9,260		$12,202		$9,262		$11,336		$13,808		$12,202

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period		$28,156		$27,185		$26,752		$26,661		$26,700		$26,700
Provision (Credit) for loan and lease losses		340		1,102		(264)		(56)		511		1,293
Net loan and lease (recoveries) charge-offs		(194)		131		(697)		(147)		550		(163)
Allowance for loan and lease losses (originated		28,690		28,156		27,185		26,752		26,661		28,156
loan portfolio) - balance at end of period	$		$		$		$		$		$

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period		$841		$601		$765		$1,353		$1,270		$1,270
Provision for loan and lease losses		(131)		453		205		123		232		1,013
Net loan and lease charge-offs		(85)		213		369		711		149		1,442
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period		795		841		601		765		1,353		841
Total allowance for loan and lease losses		$29,485		$28,997		$27,786		$27,517		$28,014		$28,997

Loan Classification - Originated Portfolio
Special Mention		$34,965		$36,331		$27,854		$35,484		$44,725		$36,331
Substandard		19,150		19,970		25,889		21,253		32,917		19,970
Loan Classification - Acquired Portfolio
Special Mention		5,053		5,758		7,605		12,124		14,936		5,758
Substandard		21,752		21,567		24,034		30,273		34,137		21,567
Loan Classifications - Total Portfolio
Special Mention		40,018		42,089		35,459		47,608		59,661		42,089
Substandard		40,902		41,537		49,923		51,526		67,054		41,537

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Mar-15	Dec-14	Sep-14	Jun-14	Mar-14	Dec-14
Nonperforming loans and leases/total loans and leases (7)	0.59%	0.67%	0.78%	0.83%	1.11%	0.67%
Nonperforming assets/total assets	0.49%	0.54%	0.63%	0.66%	0.81%	0.54%
Allowance for originated loan and lease losses/total originated loans and leases	0.99%	0.99%	1.02%	1.02%	1.04%	0.99%
Allowance/nonperforming loans and leases	145.11%	128.43%	108.92%	103.08%	78.88%	128.43%
Net loan and lease losses (recoveries) annualized/total average loans and leases	(0.03%)	0.04%	(0.04%)	0.07%	0.09%	0.04%

Capital Adequacy (period-end)
Tier 1 capital / average assets *	8.85%	8.75%	8.85%	8.79%	8.68%	8.75%
Total capital / risk-weighted assets *	13.37%	13.60%	13.92%	13.92%	13.67%	13.60%
*Beginning with March 31, 2015, ratios are calculated utilizing Basel III regulatory capital framework

Profitability
Return on average assets *	0.97%	0.97%	1.08%	1.04%	1.02%	1.03%
Return on average equity *	10.35%	10.16%	11.11%	10.91%	10.88%	10.76%
Net interest margin (TE) *	3.45%	3.53%	3.58%	3.55%	3.60%	3.57%
* Quarterly ratios have been annualized

Non-GAAP Disclosure - Tangible Common Equity / Tangible Assets
Total Common equity	$502,811	$488,131	$489,060	$487,720	$472,337	$488,131
Less: Goodwill and intangibles (10)	105,344	105,852	106,377	106,690	107,219	105,852
Tangible common equity	397,467	382,279	382,683	381,030	365,118	382,279
Total assets	5,357,533	5,269,561	5,090,919	5,057,821	5,041,800	5,269,561
Less: Goodwill and intangibles (10)	105,344	105,852	106,377	106,690	107,219	105,852
Tangible assets	5,252,189	5,163,709	4,984,542	4,951,131	4,934,581	5,163,709
Tangible common equity / tangible assets (Non-GAAP)	7.57%	7.40%	7.68%	7.70%	7.40%	7.40%

Non-GAAP Disclosure - Return on Average	Quarter-Ended					Year-Ended
Tangible Common Equity	Mar-15	Dec-14	Sep-14	Jun-14	Mar-14	Dec-14
Net income available to common shareholders	$12,680	$12,689	$13,722	$13,061	$12,569	$52,041
Less: Dividends and undistributed earnings allocated to unvested restricted stock awards	182	150	119	118	117	503
Net income available to common shareholders	12,498	12,539	13,603	12,943	12,452	51,538
Amortization of intangibles (net of tax)	304	315	311	315	316	1,257
Adjusted net operating income (Non-GAAP)	12,802	12,854	27,755	26,437	12,768	52,795
Average common equity	$495,579	$493,986	$488,386	$478,561	$467,048	$482,087
Less: Average goodwill and intangibles (10)	105,644	106,151	106,471	106,988	107,399	106,748
Average tangible common equity capital	389,935	387,835	381,915	371,573	359,649	375,339
Adjusted operating return on average tangible common equity (annualized) (Non-GAAP)	13.32%	13.15%	14.46%	14.31%	14.40%	14.07%

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Non-GAAP Disclosure - Tangible Book Value Per Share
Total common equity	$502,811	$488,131	$489,060	$487,720	$472,337	$488,131
Less: Goodwill and intangibles (10)	105,344	105,852	106,377	106,690	107,219	105,852
Tangible common equity	397,467	382,279	382,683	381,030	365,118	382,279
Ending shares outstanding	14,962,079	14,895,444	14,794,092	14,853,439	14,829,007	14,895,444
Tangible book value per share (Non-GAAP)	$26.56	$25.66	$25.87	$25.65	$24.62	$25.66

(1) Federal Reserve peer ratio as of December 31, 2014, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.
(2) “Originated” equals loans and leases not included by definition in “acquired loans.”
(3)”Acquired Loans and Leases” equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805. “Covered Loans” are loans for which the Company will share losses with the FDIC and consist of loans VIST Bank acquired as part of an FDIC-assisted transaction during the fourth quarter of 2010.
(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(5) Interest income includes the tax effects of taxable-equivalent basis.
(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company’s consolidated financial statements included in Part I of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014.
(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation’s estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.
(8) Includes all other real estate owned, including those balances acquired through business combinations.
(9)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.
(10) “Goodwill and intangibles” equal Total Intangible Assets less Mortgage Servicing Rights in the above tables.